Exhibit 10.23

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of February 6, 2014, made by HD SUPPLY FM SERVICES, LLC, a Delaware limited liability company (the “Additional Grantor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Note Collateral Agent”) for the Secured Parties (as defined in the First Lien Collateral Agreement referred to below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the First Lien Collateral Agreement referred to below.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (“the “Company”), the Subsidiary Guarantors from time to time party thereto, and Wilmington Trust, National Association, as indenture trustee (in such capacity, and together with any successors and assigns in such capacity, the “Trustee”) on behalf of the Holders (as defined in the First Lien Indenture) and as Note Collateral Agent, are parties to a First Lien Indenture, dated as of April 12, 2012 (as amended by that First Supplemental Indenture, dated as of April 12, 2012, and as the same may be further amended, amended and restated, waived, supplemented or otherwise, modified from time to time, the “First Lien Indenture”);

WHEREAS, in connection with the First Lien Indenture, the Company and certain of its Subsidiaries are, or are to become, parties to the First Lien Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “First Lien Collateral Agreement”), in favor of the Note Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, the Additional Grantor is a member of an affiliated group of companies that includes the Company and each other Grantor;

WHEREAS, the First Lien Indenture requires the Additional Grantor to become a party to the First Lien Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the First Lien Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             First Lien Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in subsection 9.15 of the First Lien Collateral Agreement, hereby becomes a party to the First Lien Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1, 3 and 4 to the First Lien Collateral Agreement, and such Schedules are hereby amended and modified to include such information.  The Additional Grantor hereby represents and warrants that each of the representations and warranties of such Additional Grantor, in its capacities as a Grantor contained in Section 4 of the First Lien Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.  The Additional Grantor hereby grants, as and to the same extent as provided in the First Lien Collateral Agreement, to the Note Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the Collateral (as such term is defined in subsection 3.1 of the First Lien Collateral Agreement) of the Additional Grantor, except as provided in subsection 3.3 of the First Lien Collateral Agreement.

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2.             GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

HD SUPPLY FM SERVICES, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Signature Page to Assumption Agreement (First Lien Notes)]

Acknowledged and Agreed to as
of the date hereof by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Note Collateral Agent

By:	/s/ Lynn M. Steiner
	Name:	Lynn M. Steiner
	Title:	Vice President

[Signature Page to Assumption Agreement (First Lien Notes)]

Annex 1-A to
Assumption Agreement

Supplement to
First Lien Collateral Agreement
Schedule 1

HD Supply FM Services, LLC
3100 Cumberland Boulevard,
Suite 1700
Atlanta, GA 30339
Attention: Ricardo Nunez
Telephone: (770) 852-9321

with copies to

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: Paul Brusiloff, Esq.
Facsimile: (212) 521-7015
Telephone: (212) 909-6000

Supplement to
First Lien Collateral Agreement
Schedule 3

UCC Filings

Granting Party	State	Filing Office	Document Filed
HD Supply FM Services, LLC	Delaware	Secretary of State	UCC-1 Financial Statement

Supplement to
First Lien Collateral Agreement
Schedule 4

Legal Name	Jurisdiction of Organization
HD Supply FM Services, LLC	Delaware

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